SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C.  20549


                                  FORM 8-K


             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                    THE SECURITIES EXCHANGE ACT OF 1934




      Date of Report (date of earliest event reported):  July 5, 1999




                                MAXXAM INC.
           (Exact name of Registrant as Specified in its Charter)



                                  DELAWARE
               (State or other jurisdiction of incorporation)




                                   1-3924
                          (Commission File Number)



                                 95-2078752
                  (I.R.S. Employer Identification Number)




    5847 SAN FELIPE, SUITE 2600                        77057
           HOUSTON, TEXAS                            (Zip Code)
       (Address of Principal
         Executive Offices)



    Registrant's telephone number, including area code:  (713) 975-7600


ITEM 5.  OTHER EVENTS

          Attached hereto as Exhibits 99.1 and 99.2 are press statements issued by Kaiser Aluminum & Chemical Corporation ("KACC") in connection with an explosion at its Grammercy, Louisiana alumina refinery on July 5, 1999. Kaiser Aluminum Corporation, in which the Registrant, directly or indirectly, holds an approximate 63% voting interest, is the parent of KACC.


                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MAXXAM INC.
                                                (Registrant)


Date:  July 9, 1999               By:       /s/ Paul N. Schwartz
                                              Paul N. Schwartz
                                     President and Chief Financial Officer